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                                                                  EXHIBIT 10.20


                      FIRST AMENDMENT TO RECOURSE AGREEMENT

        This First Amendment to Recourse Agreement, dated October 1, 2001 (the "First Amendment to Recourse Agreement"), between Nordstrom, Inc. ("NI"), and Nordstrom Credit, Inc. ("NCI"), amends and supplements that certain Recourse Agreement, dated as of March 1, 2001 (the "Agreement") between NI and NCI.

        NI and NCI desire to enter into this Agreement to acknowledge that NCI intends to sell certain receivables and the parties do not intend that the Agreement will apply to such receivables.

        Therefore, in consideration of the mutual covenants and conditions contained herein, the parties hereby amend and supplement the Agreement as follows:

        1.      The following section is added to the Agreement:

                        15. Application of Recourse and Monthly Bad Debt Transfer. NCI shall only exercise its rights under Sections 2 and 3 of the Agreement upon the purchase of receivables pursuant to the Operating Agreement and for so long as such receivables are owned by NCI.

        2. Except as specifically amended hereby, the original terms and conditions of the Agreement are unchanged and in full force and effect.

        3. This First Amendment to Recourse Agreement shall be governed by the laws of the State of Washington.

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Recourse Agreement effective as of the date first written above.



                                     NORDSTROM, INC.


                                     By: /s/ Blake Nordstrom
                                         ------------------------------------
                                         Name:  Blake Nordstrom
                                         Title: President



                                     NORDSTROM CREDIT, INC.



                                     By: /s/ Michael G. Koppel
                                         ------------------------------------
                                         Name:  Michael G. Koppel
                                         Title: Vice President and Treasurer